Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Navarre Corporation for the fiscal year ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof, (the “Annual Report”),

I, Diane D. Lapp, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 26, 2012

	By:	/s/ Diane D. Lapp
Diane D. Lapp
Chief Financial Officer